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                                                                      EXHIBIT A





                            OXFORD HEALTH PLANS, INC.
                             STOCK OPTION AGREEMENT


         THIS AGREEMENT, made this 23rd day of February, 1998 (the "Effective Date"), by and between Oxford Health Plans, Inc., a Delaware corporation (the "Corporation"), and Norman C. Payson, M.D. (the "Executive").


                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Corporation and the Executive have entered into an employment agreement dated as of the date hereof (the "Employment Agreement") pursuant to which the Executive will serve, from and after the Financing Effective Date (as defined in the Employment Agreement), as the Chief Executive Officer of the Corporation; and

         WHEREAS, in connection with the execution of the Employment Agreement, the Corporation is also entering into an investment agreement, dated as of the date hereof, between TPG Oxford LLC and the Corporation; and

         WHEREAS, the Board of Directors of the Corporation (the "Board") has determined that it is in the best interests of the Corporation to enter into this Agreement.

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

         1. Grant of Option. The Corporation hereby grants to the Executive the right and option (an "Option") to purchase, subject to the vesting provisions of
Section 3, all or any part of an aggregate of 2,000,000 shares (the "Option Shares") of the Corporation's common stock, par value $.01 per share ("Common Stock"), subject to adjustment as provided in Section 10, at a purchase price per share of $15.52 (the "Option Price").

         2.  Term of Option. Subject to earlier termination as provided in
Section 4, the Option shall expire and cease to be exercisable on February 23, 2008 (the "Termination Date").

         3.  Vesting and Exercisability.
             ---------------------------

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         (a) Regular Vesting Schedule. Except as otherwise provided herein,
800,000 Option Shares (the "Primary Tranche") shall vest and become exercisable on February 23, 1999, provided that the Executive is employed by the Company on such date. Except as otherwise provided herein, the remaining 1,200,000 Option Shares (the "Secondary Tranche") shall vest ratably on a monthly basis over the 36-month period ending on February 23, 2002, provided that the Executive is employed by the Company on each applicable vesting date, as follows:

               Additional Number
                  of Shares                  Vesting Date
                  ---------                  ------------
                  33,333                    March 23, 1999
                  33,334                    April 23, 1999
                  33,333                    May 23, 1999

                  33,333                    June 23, 1999
                  33,334                    July 23, 1999
                  33,333                    August 23, 1999

                     .                            .
                     .                            .
                     .                            .

                  33,333                    December 23, 2001
                  33,334                    January 23, 2002
                  33,333                    February 23, 2002.

Any partial exercise of the Option is limited to the purchase of whole shares of Common Stock.

         (b) Acceleration of Vesting of Primary Tranche.
             -------------------------------------------
Upon (i) a Change in Control, (ii) termination of the Executive's services with the Company by reason of the death or Disability of the Executive, (iii) termination of the Executive's services by the Corporation without Cause or
(iv) termination of the Executive's services by the Executive for Good
Reason, the Primary Tranche shall become immediately vested and fully exercisable.

         (c) Acceleration of Vesting of Secondary Tranche.
             ---------------------------------------------
Upon (i) a Change in Control or (ii) the death or Disability of the Executive, the Secondary Tranche shall become immediately vested and fully exercisable.

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         (d) Certain Definitions. For purposes of this Agreement, "Cause",
"Change in Control", "Disability" and "Good Reason" shall have the respective meanings ascribed to such terms under the Employment Agreement.

         4.  Termination of Employment.
             --------------------------

         (a) Cause. Upon termination of the Executive's services by the Corporation for Cause, the Option (whether vested or unvested) shall terminate immediately and no longer be exercisable.

         (b) Death; Disability; Change in Control. Except as provided in Section 4(a), upon the termination of the Executive's services (i) by reason of the death or Disability of the Executive or (ii) for any reason following a Change of Control, the Option shall remain exercisable until the Termination Date.

         (c) Without Cause; Good Reason. Upon termination of the Executive's services (i) by the Corporation without Cause or (ii) by the Executive for Good Reason, then:

         (1) the Primary Tranche shall remain exercisable until the Termination Date; and

         (2) the unvested portion of the Secondary Tranche shall terminate upon such termination of services, and, except as otherwise provided in Section 4(b)(ii), the vested portion of the Secondary Tranche shall remain exercisable until the earlier of (x) the expiration of the one-year period following such termination of services, and (y) the Termination Date.

         (d) Other than for Good Reason. Upon termination of the Executive's services by the Executive (other than for Good Reason), then:

         (1) the unvested portion of the Option shall terminate upon such termination of services;

         (2) the vested portion of the Primary Tranche shall remain exercisable until the Termination Date; and

         (3) except as otherwise provided in Section 4(b)(ii), the vested

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     portion of the Secondary Tranche shall remain exercisable until the earlier of (x) the expiration of the one-year period following such termination of services, and (y) the Termination Date.

         5.  Method of Exercising Option.
             ----------------------------

         (a) Full payment for the Option Shares purchased shall be made at the time of any exercise under this Agreement. The Option Price shall be payable to the Corporation either (i) in United States dollars in cash or by check, bank draft, or postal or express money order, or (ii) through the delivery of shares of Common Stock owned by the Executive for at least six months prior to the date of exercise having a Fair Market Value on the date of exercise equal to the full Option Price, or (iii) by a combination of (i) and (ii) above. For purposes of this Agreement, "Fair Market Value" shall have the meaning ascribed to such term under the Corporation's 1991 Stock Option Plan. Subject to the terms and conditions hereof, the Option shall be exercisable by notice to the Corporation on the form provided by the Corporation upon request of the Executive. In the event the Options are being exercised by any person or persons other than the Executive, the notice shall be accompanied by proof, satisfactory to the Corporation, of the right of such person or persons to exercise any right under this Agreement.

         (b) At the time of exercise, the Executive shall pay to the Corporation such amount as the Corporation deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of such exercise or the transfer of Option Shares thereupon by tendering to the Corporation a check in the amount of such withholding or, if permitted by the Corporation, by electing to have withheld upon exercise, shares of Common Stock having a Fair Market Value equal to the amount of such tax withholding.

         6. Issuance of Shares. As promptly as practical after receipt of such written notification of exercise and full payment of the Option Price and any required income tax withholding, the Corporation shall issue or transfer to the Executive the number of Option Shares with respect to which such Option has been exercised (less shares withheld in satisfaction of tax withholding obligations, if any), and shall deliver to the Executive a certificate or certificates

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therefor, registered in the Executive's name. The Corporation may postpone such delivery until it receives satisfactory proof that the issuance or transfer of such Option Shares will not violate any of the provisions of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, any rules or regulations of the Securities and Exchange Commission promulgated thereunder, or the requirements of applicable state law relating to authorization, issuance or sale of securities, or until there has been compliance with the provisions of such acts or rules.

         7. Corporation; Executive. (a) The term "Corporation" as used in this Agreement with reference to employment shall include the Corporation and its subsidiaries, as appropriate.

         (b) Whenever the word "Executive" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the beneficiaries, the executors, the administrators, or the person or persons to whom the Option may be transferred by will or by the laws of descent and distribution, the word "Executive" shall be deemed to include such person or persons.

         8. Non-Transferability. The Option is not transferable by the Executive otherwise than to a designated beneficiary upon death or by will or the laws of descent and distribution, and is exercisable during the Executive's lifetime only by the Executive. No assignment or transfer of all or any part of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary, upon death, by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option shall terminate and become of no further effect.

         9. Rights as Shareholder. Neither the Executive nor any transferee of the Option shall have any of the rights of a shareholder with respect to any Option Shares except to the extent that certificate(s) for such Option Shares shall have been issued upon the exercise of the Option as provided herein, and

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no adjustment shall be made for cash distributions in respect of such Option
Shares for which the record date is prior to the date upon which such Executive or transferee shall become the holder of record thereof.

         10. Adjustments. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spinoff, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than regular cash dividends, the Corporation shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of Common Stock subject to the Option under this Agreement.

         11. Compliance with Law. The Corporation will use its best efforts to obtain all required approvals in connection with the ownership, transferability or quotation of the Option Shares acquired upon exercise of the Option. Notwithstanding any of the provisions hereof, the Executive hereby agrees that such Executive shall not exercise the Options, and that the Corporation shall not be obligated to issue or transfer any shares to the Executive hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Executive or the Corporation of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Corporation shall be final, binding and conclusive.

         12. Purchase for Purpose of Investment. The Executive hereby represents and warrants that any Option Shares acquired pursuant to the exercise of the Option are acquired for his own account solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"). The Executive hereby acknowledges that the Option Shares have not been registered under the Securities Act and may be sold or disposed of in the absence of such registration only pursuant to an exemption from the registration requirements of the Securities Act. The Corporation agrees to cause the Option Shares to be registered under the Securities Act as specified in the Employment Agreement. To

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the extent the Executive is entitled to exercise all or any portion of the
Option prior to the date on which the Corporation has agreed to register the securities pursuant to the Employment Agreement, the Executive agrees to the placement on certificates representing any Option Shares acquired pursuant to the exercise of all or any portion of such Option of the following legend (the "Legend"):

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."

The Executive also agrees to the placement on certificates representing any Option Shares acquired pursuant to the exercise of all or any portion of the Option of an additional legend (the "Additional Legend") evidencing the restrictions contained in Section 4(b)(iv) of the Employment Agreement. Upon the registration under the Securities Act of the Option Shares acquired pursuant to the exercise of all or any portion of the Option which has become exercisable as described above, or the delivery by the Executive to the Corporation of an opinion of counsel reasonably satisfactory to the Corporation that the Legend is no longer required under the Securities Act, the Corporation shall immediately issue, in exchange for the certificates containing the Legend, new certificates representing the Option Shares containing only the Additional Legend. The Corporation shall immediately issue new certificates representing the Option Shares without the Additional Legend when required to do so pursuant to the Employment Agreement. The Corporation hereby represents and warrants that the Option Shares, when issued pursuant to the exercise of the Option, will be duly and validly issued, fully paid and non-assessable, and the Executive will have good, valid and marketable title to such Option Shares, free and clear of all liens, security interests, pledges, charges, claims or other encumbrances, whether consensual, statutory or otherwise.

         14. Notices. For purposes of this Agreement, all communications

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provided for in this Agreement shall be in writing and shall be deemed to be duly given when delivered or (unless otherwise specified) mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:
         If, to the Executive:
         ---------------------

         Norman C. Payson
         453 Beech Hill Road
         Hopkinton, NH 03229

         If, to the Corporation:
         -----------------------

         Oxford Health Plans, Inc.
         800 Connecticut Avenue,
         Norwalk, Connecticut  06854

or to such other address as any party may have furnished to the other in writing in accordance herewith.

         15. Binding Effect. Subject to Section 8 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

         16. No Right to Perform Services. Neither the granting of this Option, nor the exercise thereof, shall be construed as granting Executive any right to perform services for the Corporation or its subsidiaries. Subject to the terms of the Employment Agreement, the right of the Corporation and its subsidiaries to terminate Executive's services at any time and for any reason, is specifically reserved.

         17. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware.

         18. Entire Agreement. This Agreement, and the relevant provisions of the Employment Agreement, comprise the whole agreement between the parties hereto with respect to the subject matter hereof, and may not be modified or terminated orally.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                                     OXFORD HEALTH PLANS, INC.


                                                    By:_______________________
                                                    Name:
                                                    Title:



                                                    __________________________
                                                    Norman C. Payson, M.D.